UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Rothschild Larch Lane Alternatives Fund

ANNUAL REPORT	OCTOBER 31, 2015

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-RLL-FUND (1-844-755-3863); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholders,

Thank you for your support during our initial year managing the Rothschild Larch Lane Alternatives Fund (the “Fund”). We are pleased to report the results below.

For the 12 months ended October 31, 2015, the Fund returned 3.40% (Institutional Class, RLLIX) and 3.10% (Investor Class, RLLBX), outperforming its two benchmarks, the HFRX Global Hedge Fund Index and the MSCI World TR Index, which returned -2.05% and 1.77%, respectively.

For the year, the Fund was ranked in the top 9th percentile of the Morningstar Multialternative category, based on its total return compared to 370 similar funds.

All four of the Fund’s sub-advisers delivered positive total returns for the year. Consistent with the Fund’s risk-balanced approach to portfolio construction, a broad array of asset classes and investment styles contributed to its performance.

Within fixed income, the Fund held various positions across government bond futures markets. The most significant positions, both long and short, were held in U.S. Treasury notes of varying maturities and in German, Japanese, and Australian bonds. Both U.S. and non-US bond futures positions were primarily at the 10-year maturity point of the yield curve. At the beginning of the year, the Fund was positioned from the long side, benefiting from a decline in yields. This had a favorable impact on the Fund’s performance as the yield on the U.S. 10-year Treasury note fell from approximately 2.30% in November 2014 to below 1.80% during January 2015. Globally, government fixed income yields also declined during this period, with German, Australian and Japanese yields falling in concert as fears of slower global growth gripped investors. The Fund generally held these long positions through April and May, when global bond yields rose quickly. This volatility hurt the Fund’s performance as yields rose to levels near or above those of October 2014. As the year continued, the Fund held short positions in the German and U.S. markets and long positions in Australia, with mixed results.

In terms of currencies, the Fund was positioned with a short bias toward foreign currencies and was generally long the U.S. Dollar. This was based on market fundamentals, as well as technical or trend-following analysis. From a fundamental perspective, the Fund was long the U.S. Dollar and short a variety of foreign currencies to profit from the commodity price cycle and divergences in central bank policies across the globe. In particular, the Fund was short the Canadian and Australian Dollars because those economies depend on commodity exports and are likely to see growth slow

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015 (Unaudited)

due to the fall in commodity prices. Conversely, with the U.S. Federal Reserve Bank expected to raise interest rates sooner than many other developed economies, the Fund was long the U.S. Dollar and short the Euro at various times during the year. In addition to fundamentally-driven investing, the Fund also seeks to generate returns by capitalizing on trends. Opportunities in currency trend-following were robust during the year, with profitable trades in the Australian and Canadian Dollars, the Euro and the Yen, and modest losses in the British Pound.

Within equities, the Fund had positive results from a variety of trading approaches and across geographies. From a fundamental perspective, the Fund had significant long positions in European stocks and stock indices, based on expectations that the European Central Bank stimulus program and Euro currency weakness would boost exports and improve corporate earnings. We saw a similar theme in Japan where the Bank of Japan continued to implement its stimulus programs. Single stock, market neutral trading added to the Fund results mainly due to short positions in the energy-related sector. Trend-following strategies were bullish for global equities at the start of the year, generating profits from long positions in global stock indices. However, as markets became more volatile during the summer, the Fund’s trend positions generally flipped, in an effort to capture gains through short positions that would benefit if global stocks declined. This positioning had mixed results, providing profits during the late summer but losses toward the end of October.

Within commodities, the Fund had relatively light positioning. The year’s biggest commodity theme was the continued decline in energy prices, particularly oil. The Fund was positioned short in the WTI and Brent Crude oil markets at the beginning of the year, in anticipating of falling prices. This provided positive attribution through the end of the 2014. 2015 brought increased volatility as the oil market had both significant rallies and declines, leading to mixed results. Given recent choppiness in the oil markets, the Fund’s energy-related positions were reduced in the late spring, leading to more muted returns for the remainder of the year. Agricultural and metals trading generally had modest losses during the year.

The Fund’s derivatives exposure was primarily within the futures markets. The Fund trades futures on global equity indices, global government fixed income, foreign currencies and commodities. These investments attributed both gains and losses for the Fund, with overall derivatives exposure providing a net positive to Fund performance.

To summarize, the Fund outperformed its two key benchmarks and delivered performance consistent with its objectives. We believe that combining a diversified

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015 (Unaudited)

collection of hedge fund strategies that seek to generate returns from multiple asset classes, trading approaches and investment styles positions the Fund to generate consistent returns relative to risk, with low correlation to equity and bond markets.

We appreciate your continued confidence.

Rothschild Larch Lane

© 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015 (Unaudited)

Definition of the Comparative Indices

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

MSCI World TR Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World TR Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2015
	One Year	Inception to Date*
Institutional Class Shares	3.40%	2.75%
Investor Class Shares	3.10%	2.44%
HFRX Global Hedge Fund Index	-2.05%	-2.99%
BofA Merrill Lynch US 3-Month Treasury Bill Index	0.02%	0.02%
MSCI World TR Index	1.77%	-0.09%

*	The Rothschild Larch Lane Alternatives Fund commenced operations on July 25, 2014.

The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

Sector Weightings (Unaudited)†

	Long	Short	Net
Short-Term Investment	54.2%	0.0%	54.2%
Consumer Discretionary	10.9	(4.9)	6.0
Information Technology	9.9	(4.3)	5.6
Energy	3.8	(1.0)	2.8
Materials	2.7	(1.8)	0.9
Consumer Staples	1.7	(1.2)	0.5
Financials	4.5	(4.0)	0.5
Industrials	4.2	(3.8)	0.4
Telecommunication Services	0.9	(0.7)	0.2
Registered Investment Company	0.1	0.0	0.1
Preferred Stock	0.0	0.0	0.0
Written Options	0.0	(0.3)	(0.3)
Health Care	3.3	(3.6)	(0.3)
Utilities	0.5	(1.3)	(0.8)

Total			69.8
Other Assets and Liabilities, Net			30.2

			100.0%

†	As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 31.3%
	Shares	Value

UNITED STATES — 31.3%
Consumer Discretionary — 7.2%
AMC Networks, Cl A*	1,000	$73,890
Apollo Education Group, Cl A*	227	1,648
Ascena Retail Group*	4,500	59,940
Bed Bath & Beyond*	1,077	64,222
Best Buy	7,309	256,034
Bloomin’ Brands (B)	3,600	61,092
Brinker International (B)	1,700	77,367
Brunswick (B)	200	10,762
Buffalo Wild Wings*	300	46,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Consumer Discretionary — continued
Carnival (B)	1,900	$102,752
CBS, Cl B (B)	1,700	79,084
Coach	534	16,661
Cracker Barrel Old Country Store	500	68,730
Dana Holding	3,500	58,800
Dick’s Sporting Goods (B)	2,300	102,465
Dollar General (B)	1,000	67,770
Dollar Tree*	1,107	72,497
Domino’s Pizza	600	64,002
DSW, Cl A (B)	4,000	99,760
Dunkin’ Brands Group (B)	1,600	66,256
Eros International*	3,500	39,095
Expedia	272	37,074
Fossil Group*	364	19,805
GameStop, Cl A	2,310	106,422
Gap	1,275	34,705
Genuine Parts	138	12,525
GNC Holdings, Cl A (B)	4,200	124,950
Goodyear Tire & Rubber (B)	1,398	45,910
Graham Holdings, Cl B	134	74,031
Jack in the Box (B)	900	67,077
Jarden* (B)	2,200	98,560
Kate Spade*	1,100	19,767
Kohl’s	1,322	60,971
Lear	500	62,530
Lithia Motors, Cl A (B)	700	82,173
LKQ* (B)	2,300	68,103
Lowe’s (B)	1,600	118,128
Macy’s (B)	2,127	108,434
Marriott International, Cl A	58	4,453

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Consumer Discretionary — continued
Mohawk Industries* (B)	700	$136,850
Norwegian Cruise Line Holdings* (B)	1,200	76,344
O’Reilly Automotive* (B)	300	82,878
Pier 1 Imports	9,900	73,458
Polaris Industries (B)	1,200	134,808
PulteGroup	9,952	182,420
Scripps Networks Interactive, Cl A	620	37,250
Service International (B)	4,500	127,170
Skechers U.S.A., Cl A*	4,100	127,920
Sonic	2,300	65,642
Sotheby’s (B)	2,200	76,230
Staples (B)	6,485	84,240
Starbucks (B)	1,400	87,598
TEGNA	3,136	84,797
Tenneco*	900	50,931
Time Warner (B)	1,100	82,874
Twenty-First Century Fox, Cl A	1,009	30,966
Ulta Salon Cosmetics & Fragrance* (B)	500	86,980
Urban Outfitters*	2,100	60,060

		4,324,142

Consumer Staples — 1.3%
Archer-Daniels-Midland	3,024	138,076
Dean Foods	357	6,465
Hain Celestial Group* (B)	3,400	169,490
Herbalife* (B)	1,900	106,476
Mondelez International, Cl A (B)	1,400	64,624
Pilgrim’s Pride (B)	7,500	142,425
Pinnacle Foods	1,500	66,120
Walgreens Boots Alliance	600	50,808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Consumer Staples — continued
Wal-Mart Stores	174	$9,960

		754,444

Energy — 3.6%
Carrizo Oil & Gas* (B)	5,300	199,439
Cimarex Energy (B)	1,500	177,090
Concho Resources* (B)	500	57,955
Delek US Holdings (B)	5,900	160,480
Denbury Resources (B)	17,800	63,012
Diamondback Energy (B)	1,000	73,840
Exxon Mobil	800	66,192
FMC Technologies*	2,200	74,426
Marathon Petroleum (B)	2,600	134,680
Newfield Exploration* (B)	1,100	44,209
Oceaneering International (B)	2,100	88,242
Parsley Energy, Cl A* (B)	9,700	171,981
Patterson-UTI Energy	10,700	159,323
PDC Energy* (B)	1,400	84,476
RSP Permian* (B)	7,200	197,424
Superior Energy Services	4,400	62,304
Tesoro (B)	663	70,895
Valero Energy (B)	4,111	270,997
Western Refining	1,400	58,268

		2,215,233

Financials — 2.7%
Affiliated Managers Group*	300	54,078
Allstate	1,701	105,258
BofI Holding* (B)	1,400	112,014
Cullen	800	54,752
Discover Financial Services	457	25,693

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Financials — continued
East West Bancorp (B)	3,000	$121,170
Goldman Sachs Group	29	5,437
Janus Capital Group (B)	6,600	102,498
Jones Lang LaSalle (B)	400	66,684
LendingTree*	600	72,816
McGraw Hill Financial (B)	900	83,376
Moody’s (B)	1,400	134,624
Pebblebrook Hotel Trust‡	2,000	68,360
Plum Creek Timber‡	1,500	61,110
Principal Financial Group (B)	1,700	85,272
Progressive	1,900	62,947
Realogy Holdings* (B)	800	31,280
Starwood Property Trust‡	900	18,081
Sunstone Hotel Investors‡	3,600	52,056
SVB Financial Group* (B)	200	24,414
Travelers	319	36,012
Unum Group	1,700	58,905
WisdomTree Investments (B)	6,600	126,918

		1,563,755

Health Care — 3.0%
AbbVie (B)	1,600	95,280
Align Technology* (B)	1,900	124,374
AmerisourceBergen, Cl A	800	77,208
Amgen	117	18,507
AMN Healthcare Services*	6,400	181,568
Anthem	770	107,145
Biogen Idec* (B)	200	58,102
Cardinal Health	68	5,590
Charles River Laboratories International*	900	58,716
DexCom*	900	74,988

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Health Care — continued
Edwards Lifesciences*	1,524	$239,497
Gilead Sciences	1,239	133,973
Humana	422	75,382
Illumina* (B)	400	57,312
Isis Pharmaceuticals* (B)	1,500	72,225
Lannett* (B)	2,000	89,540
McKesson	700	125,160
Myriad Genetics*	1,400	56,518
Pfizer	255	8,624
Quintiles Transnational Holdings*	1,000	63,650
United Therapeutics*	500	73,315
Valeant Pharmaceuticals International* (B)	700	65,639

		1,862,313

Industrials — 2.9%
AMETEK (B)	2,300	126,086
AO Smith (B)	2,500	192,050
Armstrong World Industries* (B)	2,400	119,088
B/E Aerospace (B)	1,400	65,730
Carlisle	700	60,900
CH Robinson Worldwide	1,000	69,380
Expeditors International of Washington (B)	1,300	64,727
HD Supply Holdings* (B)	2,500	74,475
Joy Global (B)	3,600	61,848
L-3 Communications Holdings, Cl 3	344	43,482
Lennox International (B)	500	66,405
MSC Industrial Direct, Cl A	1,100	69,047
Owens Corning (B)	3,500	159,355
Robert Half International (B)	2,600	136,916
Southwest Airlines	890	41,198
Spirit AeroSystems Holdings, Cl A* (B)	3,000	158,220

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Industrials — continued
Textron (B)	2,000	$84,340
Tyco International	2,200	80,168
WABCO Holdings*	600	67,338
Watsco	400	49,212

		1,789,965

Information Technology — 8.5%
Adobe Systems*	700	62,062
Analog Devices	1,300	78,156
Apple (B)	1,783	213,068
Arista Networks* (B)	900	58,059
Brocade Communications Systems (B)	7,500	78,150
Cavium* (B)	1,100	78,045
Ciena* (B)	8,500	205,190
Cirrus Logic* (B)	2,600	80,158
Cisco Systems	2,610	75,299
Cognizant Technology Solutions, Cl A* (B)	1,400	95,354
CommScope Holding* (B)	3,000	97,290
Computer Sciences	335	22,307
Corning	8,787	163,438
eBay*	760	21,204
Electronic Arts*	663	47,782
Ellie Mae*	700	51,086
EMC	2,591	67,936
F5 Networks*	600	66,120
First Solar*	575	32,815
FleetCor Technologies* (B)	1,000	144,860
Fortinet* (B)	2,100	72,156
Global Payments (B)	200	27,282
Harris (B)	900	71,217
Hewlett-Packard	3,251	87,647

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Information Technology — continued
Infinera* (B)	9,300	$183,768
Integrated Device Technology* (B)	7,800	198,900
Intel	3,877	131,275
International Business Machines	1,350	189,108
Lam Research (B)	900	68,931
Linear Technology (B)	1,900	84,398
Manhattan Associates*	900	65,565
MasterCard, Cl A (B)	800	79,192
Micron Technology*	16,499	273,223
Microsoft	1,940	102,122
NetApp	347	11,798
NVIDIA	2,842	80,628
ON Semiconductor* (B)	6,800	74,800
Oracle	746	28,975
Palo Alto Networks* (B)	400	64,400
Pandora Media*	6,400	73,664
Proofpoint* (B)	1,000	70,440
Qlik Technologies* (B)	6,500	203,905
QUALCOMM	241	14,320
Red Hat* (B)	1,100	87,021
Sabre (B)	2,100	61,572
SanDisk	145	11,165
Skyworks Solutions (B)	2,000	154,480
SS&C Technologies Holdings (B)	900	66,735
Teradyne (B)	3,700	72,224
Total System Services (B)	1,300	68,185
Tyler Technologies* (B)	800	136,288
VeriSign*	428	34,497
Visa, Cl A (B)	1,300	100,854
Western Digital	1,936	129,364

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Information Technology — continued
Western Union	5,644	$108,647
Xerox	6,635	62,303
Zebra Technologies, Cl A* (B)	1,000	76,900

		5,166,328

Materials — 1.4%
Avery Dennison (B)	100	6,497
Berry Plastics Group* (B)	3,100	103,850
Eagle Materials	1,900	125,457
Eastman Chemical	900	64,953
Graphic Packaging Holding	4,500	63,720
LyondellBasell Industries, Cl A	2,561	237,942
Martin Marietta Materials (B)	400	62,060
Sealed Air	1,300	63,856
Sherwin-Williams	300	80,049
Vulcan Materials (B)	700	67,606

		875,990

Telecommunication Services — 0.2%
Frontier Communications (B)	11,900	61,166
T-Mobile US* (B)	1,600	60,624

		121,790

Utilities — 0.5%
CenterPoint Energy (B)	4,100	76,055
Exelon (B)	2,200	61,424
FirstEnergy (B)	5,900	184,080

		321,559

TOTAL COMMON STOCK (Cost $18,830,231)		18,995,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — 11.1%
	Shares	Value

ARGENTINA — 0.2%
MercadoLibre (B)	1,100	$108,207

AUSTRALIA — 0.7%
Australia & New Zealand Banking Group	2,727	52,913
Fortescue Metals Group	43,910	65,443
Insurance Australia Group	9,960	39,845
Lend Lease Group	2,497	23,148
Macquarie Group	116	7,089
Mirvac Group‡	1,320	1,699
Qantas Airways	2,133	6,009
Stockland‡	2,155	6,224
Telstra	51,242	197,319
Woodside Petroleum	271	5,722

		405,411

BELGIUM — 0.3%
Delhaize Group	1,784	165,594

CANADA — 1.5%
Agnico Eagle Mines (B)	4,700	132,963
Bank of Montreal	1,379	80,192
Bank of Nova Scotia	3,076	144,649
Brookfield Asset Management, Cl A	1,162	40,593
Canadian Imperial Bank of Commerce	1,286	98,624
lululemon athletica* (B)	3,200	157,344
Magna International	4,245	223,872
Shaw Communications, Cl B	423	8,783

		887,020

CHINA — 0.9%
58.com ADR* (B)	800	41,992
China Construction Bank, Cl H	86,510	62,840
Ctrip.com International ADR* (B)	1,900	176,643

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

CHINA — continued
Industrial & Commercial Bank of China, Cl H	109,576	$69,982
NetEase ADR (B)	700	101,171
SINA*	1,100	52,404
Yangzijiang Shipbuilding Holdings	21,560	19,238

		524,270

DENMARK — 0.4%
Vestas Wind Systems	4,737	276,090

FINLAND — 0.3%
Fortum	318	4,773
Nokian Renkaat	2,901	109,516
UPM-Kymmene	4,010	75,184

		189,473

FRANCE — 1.2%
Casino Guichard Perrachon	1,473	84,780
Christian Dior	180	35,450
Cie Generale des Etablissements Michelin	948	94,448
Credit Agricole	2,412	30,555
Orange	1,133	19,978
Peugeot*	12,166	214,388
Publicis Groupe	459	29,810
Renault	492	46,382
Valeo	954	147,604
Vinci	180	12,149
Vivendi	226	5,446

		720,990

HONG KONG — 0.1%
China Mobile	5,484	65,661
PCCW	7,579	4,107

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
Power Assets Holdings	1,000	$9,980

		79,748

IRELAND — 0.5%
Experian	335	5,722
Seagate Technology	6,239	237,456
Shire	476	36,140

		279,318

ISRAEL — 0.1%
CyberArk Software* (B)	1,200	59,568

ITALY — 0.2%
Mediaset	25,024	127,132

JAPAN — 1.9%
Asahi Kasei	13,000	80,422
Canon	400	12,066
Daiwa Securities Group	4,000	27,583
FUJIFILM Holdings	2,700	108,564
Hoya	400	16,670
Isuzu Motors	2,400	28,272
ITOCHU	7,300	92,195
Kobe Steel	22,000	28,077
Konica Minolta	500	5,184
Mitsubishi Electric	2,000	21,049
Mitsui	3,400	43,405
Mizuho Financial Group	31,200	64,717
Nikon	6,800	88,585
Nippon Telegraph & Telephone	1,600	59,481
Nitori Holdings	300	23,593
NOK	3,700	88,062
Oriental Land	300	18,353

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

JAPAN — continued
ORIX	400	$5,905
Rohm	400	19,988
Shin-Etsu Chemical	300	17,985
Shionogi	1,100	45,497
Sony ADR (B)	4,700	133,480
Sumitomo Chemical	8,000	46,341
Suzuki Motor	500	16,533
Taisei	8,000	52,374
Toyota Motor	100	6,189

		1,150,570

LUXEMBOURG — 0.1%
SES	1,366	40,384
Tenaris	476	5,978

		46,362

NETHERLANDS — 0.4%
Chicago Bridge & Iron (B)	1,600	71,792
Core Laboratories (B)	600	69,798
Koninklijke Ahold	3,102	63,174
NXP Semiconductors* (B)	700	54,845

		259,609

NORWAY — 0.1%
DNB	595	7,577
Yara International	1,638	74,355

		81,932

SINGAPORE — 0.1%
Singapore Telecommunications	15,900	45,172

SOUTH AFRICA — 0.2%
AngloGold Ashanti ADR*	16,400	138,416

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

SWEDEN — 0.3%
Boliden	5,988	$114,664
Electrolux	418	12,329
Investor, Cl B	1,606	59,664
Skanska, Cl B	855	16,663
Telefonaktiebolaget LM Ericsson, Cl B	1,004	9,795

		213,115

SWITZERLAND — 0.2%
ACE	59	6,699
Cie Financiere Richemont	135	11,582
Swiss Life Holding	180	42,994
Swiss Re	684	63,594

		124,869

UNITED KINGDOM — 1.4%
3i Group	5,873	45,359
British Land‡	4,247	56,993
Daily Mail & General Trust, Cl A	1,375	15,876
Fiat Chrysler Automobiles*	5,200	76,128
Kingfisher	10,237	55,724
Ladbrokes	24,763	40,312
Land Securities Group‡	1,074	22,170
Man Group	7,831	20,173
Marks & Spencer Group	6,202	49,048
Next	306	37,738
Noble (B)	6,400	86,208
Persimmon	7,069	217,296
Segro‡	3,395	23,541
Sky	3,997	67,533
Vodafone Group	12,749	42,108

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
William Hill	3,512	$17,168

		873,375

TOTAL FOREIGN COMMON STOCK (Cost $6,735,619)		6,756,241

REGISTERED INVESTMENT COMPANY — 0.1%
EXCHANGE TRADED FUNDS — 0.1%
SPDR S&P 500 ETF Trust (B) (Cost $62,107)	300	62,379

PREFERRED STOCK — 0.0%
GERMANY — 0.0%
Porsche Automobil Holding (Cost $28,616)	302	14,148

SHORT-TERM INVESTMENT — 54.2%
SEI Daily Income Trust Government Fund Cl A, 0.010% (A) (Cost $32,982,386)	32,982,386	32,982,386

TOTAL INVESTMENTS — 96.7% (Cost $58,638,959)		$58,810,673

SECURITIES SOLD SHORT
FOREIGN COMMON STOCK — (2.1)%
BRAZIL — (0.3)%
Itau Unibanco Holding ADR	(17,400)	(119,190)
Telefonica Brasil ADR	(5,600)	(58,016)

		(177,206)

CANADA — (0.2)%
Agrium	(500)	(46,535)
Canadian Solar*	(3,000)	(65,490)

		(112,025)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN COMMON STOCK — continued
	Shares	Value

FINLAND — (0.0)%
Nokia ADR	(2,800)	$(20,776)

INDIA — (0.2)%
ICICI Bank ADR	(10,500)	(90,510)

IRELAND — (0.1)%
XL Group, Cl A	(1,900)	(72,352)

MEXICO — (0.4)%
America Movil ADR, Cl L	(4,200)	(74,802)
Cemex ADR*	(10,000)	(63,100)
Grupo Televisa ADR	(2,600)	(75,764)

		(213,666)

PERU — (0.2)%
Credicorp	(1,300)	(147,134)

RUSSIA — (0.3)%
Yandex, Cl A*	(10,200)	(164,220)

SPAIN — (0.1)%
Banco Santander ADR	(13,100)	(72,574)

SWEDEN — (0.1)%
Autoliv	(700)	(84,868)

SWITZERLAND — (0.2)%
Garmin	(3,000)	(106,410)

TOTAL FOREIGN COMMON STOCK (Proceeds $1,243,465)		(1,261,741)

COMMON STOCK — (24.5)%
UNITED STATES — (24.5)%
Consumer Discretionary — (4.3)%
2U*	(3,700)	(77,626)
Abercrombie & Fitch, Cl A	(3,200)	(67,808)
Big Lots	(1,500)	(69,150)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Consumer Discretionary — (continued)
Cabela’s*	(2,000)	$(78,340)
Coach	(4,800)	(149,760)
Comcast, Cl A	(1,100)	(68,882)
Deckers Outdoor*	(2,400)	(133,584)
Dillard’s, Cl A	(2,000)	(178,960)
Discovery Communications, Cl A*	(4,300)	(126,592)
Gap	(3,300)	(89,826)
H&R Block	(2,500)	(93,150)
KB Home	(6,000)	(78,600)
L Brands	(700)	(67,186)
Las Vegas Sands	(1,800)	(89,118)
Marriott International, Cl A	(900)	(69,102)
Mattel	(6,300)	(154,854)
Mattress Firm Holding*	(1,300)	(55,341)
News, Cl A	(4,400)	(67,760)
Panera Bread, Cl A*	(400)	(70,948)
Ralph Lauren, Cl A	(600)	(66,462)
Ross Stores	(1,300)	(65,754)
Scripps Networks Interactive, Cl A	(1,000)	(60,080)
Signet Jewelers	(400)	(60,376)
TripAdvisor*	(800)	(67,024)
Twenty-First Century Fox	(2,700)	(83,376)
Twenty-First Century Fox, Cl A	(2,600)	(79,794)
Under Armour, Cl A*	(1,300)	(123,604)
Visteon*	(700)	(76,349)
Walt Disney	(500)	(56,870)
Wynn Resorts	(1,200)	(83,940)

		(2,610,216)

Consumer Staples — (1.2)%
ConAgra Foods	(1,900)	(77,045)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Consumer Staples — continued
Flowers Foods	(4,000)	$(108,000)
Keurig Green Mountain	(1,900)	(96,425)
Mead Johnson Nutrition, Cl A	(800)	(65,600)
Monster Beverage*	(500)	(68,160)
TreeHouse Foods*	(600)	(51,384)
United Natural Foods*	(2,500)	(126,125)
Whole Foods Market	(4,300)	(128,828)

		(721,567)

Energy — (1.0)%
Cheniere Energy*	(1,500)	(74,280)
Diamond Offshore Drilling	(3,200)	(63,616)
Gulfport Energy*	(2,300)	(70,081)
Helmerich & Payne	(1,800)	(101,286)
Matador Resources*	(2,500)	(64,275)
ONEOK	(2,100)	(71,232)
Pioneer Natural Resources	(600)	(82,284)
US Silica Holdings	(3,300)	(59,598)

		(586,652)

Financials — (3.3)%
Alexandria Real Estate Equities‡	(600)	(53,844)
American International Group	(1,200)	(75,672)
Annaly Capital Management‡	(8,400)	(83,580)
First Republic Bank	(1,100)	(71,841)
Franklin Resources	(2,900)	(118,204)
Genworth Financial, Cl A*	(200)	(936)
Hartford Financial Services Group	(1,200)	(55,512)
Host Hotels & Resorts‡	(7,700)	(133,441)
LaSalle Hotel Properties‡	(2,600)	(76,466)
LPL Financial Holdings	(1,400)	(59,640)
MGIC Investment*	(5,600)	(52,640)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Financials — continued
National Retail Properties‡	(1,900)	$(72,200)
Navient	(6,500)	(85,735)
New York Community Bancorp	(3,300)	(54,516)
NorthStar Realty Finance‡	(3,600)	(43,236)
Omega Healthcare Investors‡	(1,900)	(65,588)
Prudential Financial	(700)	(57,750)
Radian Group	(4,400)	(63,668)
Santander Consumer USA Holdings*	(2,500)	(45,025)
Senior Housing Properties Trust‡	(3,900)	(59,241)
Signature Bank NY*	(500)	(74,460)
Spirit Realty Capital‡	(17,600)	(179,168)
State Street	(900)	(62,100)
Synovus Financial	(1,900)	(60,097)
Taubman Centers‡	(900)	(69,282)
Ventas‡	(2,800)	(150,416)
VEREIT‡	(14,700)	(121,422)

		(2,045,680)

Health Care — (3.6)%
Akorn*	(5,900)	(157,766)
Amicus Therapeutics*	(200)	(1,500)
Amsurg*	(800)	(56,072)
Brookdale Senior Living*	(5,200)	(108,732)
Cempra*	(200)	(4,440)
Clovis Oncology*	(700)	(69,937)
Community Health Systems*	(2,200)	(61,688)
DaVita HealthCare Partners*	(2,600)	(201,526)
Dyax*	(2,800)	(77,084)
Edwards Lifesciences*	(400)	(62,860)
Exact Sciences*	(6,800)	(56,644)
Laboratory Corp of America Holdings*	(1,200)	(147,288)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Health Care — continued
Mallinckrodt*	(1,200)	$(78,804)
Novavax*	(10,700)	(72,225)
Pacira Pharmaceuticals*	(1,700)	(84,915)
PTC Therapeutics*	(3,200)	(79,584)
Puma Biotechnology*	(1,000)	(82,420)
Quest Diagnostics	(900)	(61,155)
Relypsa*	(3,400)	(54,366)
ResMed	(1,100)	(63,371)
Sarepta Therapeutics*	(1,700)	(40,902)
Stryker	(1,100)	(105,182)
Tenet Healthcare*	(6,600)	(207,042)
Tetraphase Pharmaceuticals*	(9,600)	(86,688)
Universal Health Services, Cl B	(1,100)	(134,299)
WellCare Health Plans*	(300)	(26,580)

		(2,183,070)

Industrials — (3.8)%
American Airlines Group	(3,000)	(138,660)
Avis Budget Group*	(1,500)	(74,910)
Caterpillar	(2,300)	(167,877)
Colfax*	(1,200)	(32,352)
CSX	(2,700)	(72,873)
Deere	(700)	(54,600)
Delta Air Lines	(1,300)	(66,092)
Dycom Industries*	(800)	(60,872)
Fastenal	(2,000)	(78,320)
Fortune Brands Home & Security	(1,300)	(68,029)
Hertz Global Holdings*	(5,900)	(115,050)
Kansas City Southern	(1,300)	(107,588)
Manitowoc	(4,900)	(74,970)
Norfolk Southern	(1,100)	(88,033)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Industrials — continued
Orbital ATK	(700)	$(59,934)
Parker Hannifin	(1,300)	(136,110)
Republic Services, Cl A	(1,800)	(78,732)
Ryder System	(800)	(57,424)
SolarCity*	(1,900)	(56,335)
Southwest Airlines	(1,300)	(60,177)
Spirit Airlines*	(4,500)	(167,040)
TASER International*	(3,000)	(70,230)
Union Pacific	(1,200)	(107,220)
United Rentals*	(2,200)	(164,692)
Wabtec	(900)	(74,583)
Waste Management	(1,800)	(96,768)

		(2,329,471)

Information Technology — (3.9)%
Amphenol, Cl A	(1,100)	(59,642)
Avnet	(1,500)	(68,145)
CDW	(2,200)	(98,318)
Electronic Arts*	(900)	(64,863)
EPAM Systems*	(800)	(61,880)
First Solar*	(2,300)	(131,261)
GrubHub*	(6,100)	(146,278)
Hewlett-Packard	(1,500)	(40,440)
Imperva*	(100)	(7,062)
Intuit	(900)	(87,687)
Micron Technology*	(4,900)	(81,144)
NetApp	(7,400)	(251,600)
NVIDIA	(5,000)	(141,850)
QUALCOMM	(2,100)	(124,782)
Rackspace Hosting*	(2,300)	(59,455)
SunEdison*	(16,800)	(122,640)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

Information Technology — continued
Synchronoss Technologies*	(1,800)	$(63,324)
Teradata*	(4,000)	(112,440)
Twitter*	(5,000)	(142,300)
WEX*	(600)	(53,946)
Workday, Cl A*	(2,400)	(189,528)
Yahoo!*	(5,000)	(178,100)

		(2,286,685)

Materials — (1.6)%
Alcoa	(8,500)	(75,905)
Allegheny Technologies	(4,400)	(64,680)
BHP Billiton ADR	(1,800)	(59,202)
CF Industries Holdings	(1,400)	(71,078)
EI du Pont de Nemours	(2,500)	(158,500)
FMC	(3,700)	(150,627)
Huntsman	(4,200)	(55,314)
Newmont Mining	(3,100)	(60,326)
Nucor	(1,700)	(71,910)
Platform Specialty Products*	(6,500)	(67,860)
Reliance Steel & Aluminum	(1,100)	(65,956)
United States Steel	(10,100)	(117,968)

		(1,019,326)

Telecommunication Services — (0.5)%
CenturyLink	(6,300)	(177,723)
Level 3 Communications*	(1,400)	(71,330)
Sprint*	(16,300)	(77,099)

		(326,152)

Utilities — (1.3)%
Ameren	(1,400)	(61,152)
Calpine*	(6,300)	(97,713)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares/ Contracts	Value

Utilities — continued
CMS Energy	(3,400)	$(122,638)
Entergy	(1,000)	(68,160)
NRG Energy	(5,600)	(72,184)
Pepco Holdings	(4,200)	(111,846)
PPL	(1,800)	(61,920)
TerraForm Power, Cl A	(1,800)	(32,850)
Westar Energy, Cl A	(3,700)	(146,890)
Xcel Energy	(1,800)	(64,134)

		(839,487)

TOTAL COMMON STOCK (Proceeds $14,850,137)		(14,948,306)

SECURITIES SOLD SHORT — (26.6)% (Proceeds $16,093,602)		$(16,210,047)

WRITTEN OPTIONS — (0.3)%
Euro-Bund Future Option, Expires 11/21/2015, Strike Price $157.50*	(49)	(51,728)
U.S. 5 Year Future Option, Expires 11/21/2015, Strike Price $120.00*	(86)	(42,328)
U.S. Bond Future Option, Expires 11/21/2015, Strike Price $155.00*	(124)	(116,250)

TOTAL WRITTEN OPTIONS (Proceeds $208,963)		$(210,306)

Percentages are based on Net Assets of $60,836,550.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of October 31, 2015.
(B)	All or a portion of the shares have been committed as collateral for open short positions.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAC40 — French Stock Market Index benchmark

CBOE — Chicago Board Options Exchange

Cl — Class

CME — Chicago Mercantile Exchange

CNX Nifty — National Stock Exchange of India’s benchmark Stock Market index for Indian Equity Market.

DAX — German Stock Exchange

ETF — Exchange Traded Fund

EURIBOR — Euro Interbank Offered Rate

FTSE — Financial Times Stock Exchange

GBP — British Pound

IBEX — Spanish Exchange Index

ICE — Intercontinental Exchange

JSE — Johannesburg Stock Exchange

KC HRW — Kansas City Hard Red Winter

KOSPI — Capitalization weighted index of all common shares on the Korean Stock Exchanges

KRW — Korean Won

LME — London Metal Exchange

MIB — Italian Stock Exchange

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NYMEX — New York Mercantile Exchange

OMX — Stockholm Stock Exchange

OSE — Osaka Securities Exchange

RBOB — Reformulated Blendstock for Oxygenate Blending

S&P — Standard & Poor’s

SGX — Singapore Exchange

SPDR — Standard & Poor’s Depositary Receipt

SPI — Swiss Performance Index

TSE — Tokyo Stock Exchange

VIX — Volatility Index

WTI — West Texas Intermediate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

A list of open swap agreements held by the Fund at October 31, 2015 is as follows:

	Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC	Bovespa Index	Negative Price Return	Positive Price Return	12/16/15	BRL	(405,601)	$21,119
Morgan Stanley & Co. LLC	KOSPI 200 Index	Negative Price Return	Positive Price Return	12/10/15	KRW	(418,476)	(22,050)

							$(931)

For the year ended October 31, 2015, the total amount is all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31, 2015, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
3-Month Euro EURIBOR	16	Dec-2016	$6,266
3-Month Euro EURIBOR	16	Jun-2016	5,427
3-Month Euro EURIBOR	16	Mar-2017	615
3-Month Euro EURIBOR	16	Sep-2016	6,046
90-Day AUD Bank Bill	9	Dec-2016	1,289
90-Day AUD Bank Bill	9	Jun-2016	2,148
90-Day AUD Bank Bill	7	Mar-2017	(81)
90-Day AUD Bank Bill	9	Sep-2016	3,079
90-Day Euro$	13	Dec-2016	4,849
90-Day Euro$	15	Jun-2016	4,657
90-Day Euro$	16	Mar-2017	(6,919)
90-Day Euro$	13	Sep-2016	5,662
90-Day Sterling	18	Jun-2016	3,499
90-Day Sterling	15	Dec-2016	6,813
90-Day Sterling	18	Mar-2017	(3,463)
90-Day Sterling	16	Sep-2016	2,500
Amsterdam Index	6	Nov-2015	19,333
Australian 3-Year Bond	11	Dec-2015	808
Australian 10-Year Bond	24	Dec-2015	10,517
Australian Currency	(17)	Dec-2015	997
Brent Crude Penultimate	(6)	Dec-2015	4,630
CAC 40 10 Euro	3	Nov-2015	494

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Canadian 10-Year Bond	39	Dec-2015	$(29,446)
Canadian Bank Acceptance	15	Dec-2016	(1,151)
Canadian Bank Acceptance	8	Mar-2017	(1,085)
Canadian Bank Acceptance	11	Jun-2016	(2,235)
Canadian Bank Acceptance	11	Sep-2016	(1,995)
Canadian Currency	(24)	Dec-2015	(2,730)
CBOE VIX Future	(9)	Dec-2015	3,096
Corn	(1)	Dec-2015	(902)
Cotton No. 2	1	Dec-2015	(468)
DAX Index	1	Dec-2015	(29)
Euro Currency	(3)	Dec-2015	(14,936)
Euro STOXX 50	88	Dec-2015	119,715
Euro-Bobl	18	Dec-2015	5,255
Euro-BTP	8	Dec-2015	7,678
Euro-Bund	(23)	Dec-2015	11,399
Euro-Oat	9	Dec-2015	9,808
FTSE 100 Index	6	Dec-2015	(3,124)
FTSE/JSE Top 40 Index	(13)	Dec-2015	(26,235)
FTSE/MIB	2	Dec-2015	264
FTSE/MIB	(2)	Dec-2015	(8,479)
Gasoil Euro	(5)	Dec-2015	(9,084)
GBP Currency	(32)	Dec-2015	(690)
Gold	4	Dec-2015	(8,449)
Hang Seng Index	(1)	Nov-2015	4,789
H-shares Index	(7)	Nov-2015	13,737
IBEX 35 Plus Index	4	Nov-2015	7,787
Japanese 10-Year Bond	5	Dec-2015	12,507
Japanese Currency	23	Dec-2015	(25,360)
Lean Hogs	1	Dec-2015	(2,583)
LME Aluminum	(1)	Dec-2015	(113)
LME Copper	2	Dec-2015	(2,567)
LME Zinc	(1)	Dec-2015	781
Long Gilt 10-Year Bond	7	Dec-2015	(12,791)
Mexican Peso	(5)	Dec-2015	(1,168)
MSCI Sing Index	1	Nov-2015	(88)
MSCI Taiwan Index	(7)	Nov-2015	5,186
NASDAQ 100 E-MINI	5	Dec-2015	850
Natural Gas	(25)	Dec-2015	68,172
Natural Gas	(1)	Oct-2016	3,258
New Zealand Future	(5)	Dec-2015	(394)
Nikkei 225 Index CME	(1)	Dec-2015	(28)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Nikkei 225 Index OSE	3	Dec-2015	$7,330
NY Harbor	(3)	Dec-2015	(2,876)
NYMEX Cocoa	1	Dec-2015	(523)
NYMEX Cocoa (ICE)	1	Dec-2015	(475)
NYMEX Coffee	(2)	Dec-2015	669
OMX Index	(22)	Nov-2015	(8,657)
RBOB Gasoline	1	Dec-2015	(280)
Russell 2000 Index E-MINI	1	Dec-2015	24
S&P 500 Index E-MINI	6	Dec-2015	13,719
S&P Mid 400 Index E-MINI	(1)	Dec-2015	(2,012)
S&P TSE 60 Index	6	Dec-2015	(19,258)
SGX CNX Nifty Index	(38)	Nov-2015	12,684
Silver	6	Dec-2015	(6,452)
Soybean	4	Jan-2016	(1,674)
Soybean	(1)	Nov-2016	3,297
Soybean Meal	10	Dec-2015	(7,779)
Soybean Oil	(18)	Dec-2015	(6,759)
SPI 200 Index	8	Dec-2015	2,918
Sugar	14	Mar-2016	7,575
Swiss Franc	(8)	Dec-2015	6,642
Topix Index	1	Dec-2015	47,783
U.S. 2-Year Treasury Note	5	Dec-2015	(1,606)
U.S. 5-Year Treasury Note	(21)	Dec-2015	(4,405)
U.S. Long Treasury Bond	(18)	Dec-2015	(11,751)
U.S. 10-Year Treasury Note	52	Dec-2015	(36,186)
KC HRW Wheat	(3)	Dec-2015	741
Wheat	5	Dec-2015	1,548
White Sugar	1	Apr-2016	(2)
WTI Crude	(4)	Dec-2015	2,351
Yen Nikkei	19	Dec-2015	46,780

			$240,684

For the year ended October 31, 2015, the total amount of all open futures contracts as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $58,638,959)	$58,810,673
Foreign Currency, at Value (Cost $8,513)	8,528
Receivable from Prime Broker	18,470,233
Receivable for Investment Securities Sold	8,432,577
Variation Margin Receivable	52,398
Dividend and Interest Receivable	5,794
Reclaim Receivable	4,776
Unrealized Appreciation on Swap Contracts	21,119
Other Prepaid Expenses	14,217

Total Assets	85,820,315

Liabilities:
Securities Sold Short, at Value (Proceeds $16,093,602)	16,210,047
Written Options, at Value (Premiums Received $208,963)	210,306
Payable for Investment Securities Purchased	8,368,927
Payable for Capital Shares Redeemed	16,090
Payable due to Investment Adviser	53,042
Payable due to Administrator	19,090
Chief Compliance Officer Fees Payable	7,325
Shareholder Servicing Fees Payable	834
Payable due to Trustees	3,580
Net Unrealized Depreciation on Swap Contracts	22,050
Other Accrued Expenses and Other Payables	72,474

Total Liabilities	24,983,765

Net Assets	$60,836,550

Net Assets Consist of:
Paid-in Capital	$59,777,205
Accumulated Net Investment Loss	(14,055)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	779,769
Net Unrealized Appreciation on Investments and Securities Sold Short	55,269
Net Unrealized Depreciation on Options Contracts	(1,343)
Net Unrealized Appreciation on Futures Contracts	240,684
Net Unrealized Depreciation on Swap Contracts	(931)
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(48)

Net Assets	$60,836,550

Institutional Class Shares:
Net Assets	$58,927,792
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,691,479
Net Asset Value, Offering and Redemption Price Per Share	$10.35

Investor Class Shares:
Net Assets	$1,908,758
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	185,133
Net Asset Value, Offering and Redemption Price Per Share	$10.31

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$494,796
Interest	29,657
Less: Foreign Taxes Withheld	(20,317)

Total Investment Income	504,136

Expenses:
Investment Advisory Fees (Note 7)	1,025,999
Administration Fees (Note 6)	225,001
Trustees’ Fees	17,661
Chief Compliance Officer Fees (Note 5)	12,157
Distribution Fees, Investor Class Shares (Note 6)	3,328
Shareholder Serving Fees, Investor Class Shares (Note 6)	1,331
Dividend and Interest Expense on Securities Sold Short (Note 2)	215,632
Custodian Fees (Note 6)	157,394
Offering Costs (Note 2)	115,754
Legal Fees	99,357
Transfer Agent Fees (Note 6)	64,228
Audit Fees	34,301
Registration and Filing Fees	26,812
Other Expenses	48,491

Total Expenses	2,047,446

Less:
Waiver of Investment Advisory Fees (Note 7)	(361,441)

Net Expenses	1,686,005

Net Investment Loss	(1,181,869)

Net Realized Gain (Loss) on:
Investments	97,455
Securities Sold Short	765,034
Futures Contracts	37,428
Swap Contracts	178,425
Written Options	1,475,207
Foreign Currency Transactions	(23,931)

Net Realized Gain	2,529,618

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,183
Securities Sold Short	(141,599)
Futures Contracts	(109,107)
Swap Contracts	(93,598)
Written Options	(16,842)
Foreign Currency Translation	(7,582)

Net Change in Unrealized Appreciation (Depreciation)	(348,545)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2,181,073

Net Increase in Net Assets Resulting from Operations	$999,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)
Operations:
Net Investment Loss	$(1,181,869)	$(270,330)
Net Realized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions	2,529,618	(311,705)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Translation	(348,545)	642,176

Net Increase in Net Assets Resulting From Operations	999,204	60,141

Capital Share Transactions:
Institutional Class Shares
Issued	8,837,953	50,060,095
Redeemed	(1,216,149)	—

Net Institutional Class Shares Transactions	7,621,804	50,060,095

Investor Class Shares
Issued	2,696,291	10,095
Redeemed	(611,080)	—

Net Investor Class Shares Transactions	2,085,211	10,095

Net Increase in Net Assets From Capital Share Transactions	9,707,015	50,070,190

Total Increase in Net Assets	10,706,219	50,130,331

Net Assets:
Beginning of Year/Period	50,130,331	—

End of Year/Period (including Accumulated Net Investment Loss of $(14,055) and $(78,868), respectively)	$60,836,550	$50,130,331

Shares Transactions:
Institutional Class Shares
Issued	795,236	5,006,105
Redeemed	(109,862)	—

Total Institutional Class Shares Transactions	685,374	5,006,105

Investor Class Shares
Issued	241,696	1,010
Redeemed	(57,573)	—

Total Investor Class Shares Transactions	184,123	1,010

Net Increase in Shares Outstanding From Share Transactions	869,497	5,007,115

(1)	The Fund commenced operations on July 25, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios For a Share Outstanding

	Institutional Class Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$10.01	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.21)	(0.05)
Net Realized and Unrealized Gain	0.55	0.06

Total from Investment Operations	0.34	0.01

Net Asset Value, End of Year/Period	$10.35	$10.01

Total Return†	3.40%	0.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$58,928	$50,120
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(2)	2.87%	2.89	%††
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.48%	3.93	%††
Ratio of Net Investment Loss to Average Net Assets	(2.01)%	(2.10	)%††
Portfolio Turnover Rate	603%‡	140	%‡

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized

‡	Portfolio turnover is for the year or period indicated and has not been annualized.
(1)	The Fund commenced operations on July 25, 2014.

(2)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.50% for the year ending October 31, 2015 and the period ending October 31, 2014, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios For a Share Outstanding

	Investor Class Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014(1)
Net Asset Value, Beginning of Year/Period	$10.00	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.25)	(0.06)
Net Realized and Unrealized Gain	0.56	0.06

Total from Investment Operations	0.31	—

Net Asset Value, End of Year/Period	$10.31	$10.00

Total Return†	3.10%	0.00%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,909	$10
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Waivers)(2)	3.22%	3.28	%††
Ratio of Expenses to Average Net Assets (Including Dividends and Interest on Short Sales and Excluding Waivers)	3.82%	66.30	%††
Ratio of Net Investment Loss to Average Net Assets	(2.39)%	(2.44	)%††
Portfolio Turnover Rate	603%‡	140	%‡

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized

‡	Portfolio turnover is for the year or period indicated and has not been annualized.
(1)	The Fund commenced operations on July 25, 2014.

(2)	Excluding dividends and interest on short sales, the ratio of expenses to average net assets would have been 2.85% for the year ending October 31, 2015 and the period ending October 31, 2014, respectively.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 12 funds. The financial statements herein are those of the Rothschild Larch Lane Alternatives Fund (the “Fund”). The investment objective of the Fund is to seek to generate consistent returns relative to risk and maintain low correlation to equity and bond markets. The Fund is classified as a diversified investment company. Rothschild Larch Lane Management Company LLC serves as the Fund’s investment adviser (the “Adviser”). The Adviser has registered with the National Futures Association as a “Commodity Pool Operator” under the Commodities Exchange Act with respect to the Fund. The Fund currently offers Institutional Class Shares and Investor Class Shares. The Fund commenced operations on July 25, 2014. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

There were no securities in the Fund valued in accordance with fair value procedures as of October 31, 2015.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

The following table summarizes the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$18,995,519	$—	$—	$18,995,519
Foreign Common Stock	6,756,241	—	—	6,756,241
Registered Investment Company	62,379	—	—	62,379
Preferred Stock	14,148	—	—	14,148
Short-Term Investment	32,982,386	—	—	32,982,386

Total Investments in Securities	$58,810,673	$—	$—	$58,810,673

Liabilities	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$(1,261,741)	$—	$—	$(1,261,741)
Common Stock	(14,948,306)	—	—	(14,948,306)

Total Securities Sold Short	$(16,210,047)	$—	$—	$(16,210,047)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(210,306)	$—	$—	$(210,306)
Futures Contracts*
Appreciation	517,972	—	—	517,972
Depreciation	(277,288)			(277,288)
Total Return Swaps*
Appreciation	21,119	—	—	21,119
Depreciation	(22,050)	—	—	(22,050)

Total Other Financial Instruments	$29,447	$—	$—	$29,447

*	Futures contracts and total return swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2015, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities. As of October 31, 2015 the Fund did not hold any level 3 securities.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2015. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2015.

Options Written/Purchased — The Fund invested in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Fund had open option contracts as of October 31, 2015, as disclosed in the Fund’s Schedule of Investments. Refer to Note 3 for a summary of written option transactions for the year ended October 31, 2015.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Securities Sold Short — As consistent with the Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds short positions. As of October 31, 2015, the Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the prime broker, Morgan Stanley & Co. LLC, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statement of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

The Fund had prime brokerage borrowings throughout the period ended October 31, 2015 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$306,853	$183,682	0.63%	$236

Swap Contracts — The Fund is authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
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OCTOBER 31, 2015

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds custodian. As of October 31, 2015, the Fund has entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund’s in the future, or requires increased fees, which could impair the Funds ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of October 31, 2015 the Fund’s swap agreements were with one counterparty.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2015, deferred offering costs have been fully amortized.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2015, was as follows:

	Asset Derivatives October 31, 2015 Statement of Assets and Liability Location	Fair Value		Liability Derivatives October 31, 2015 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Foreign exchange contracts	Net Assets — Unrealized appreciation on futures contracts	$7,639	*	Net Assets — Unrealized depreciation on futures contracts	$51,744	*
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	305,995	*	Net Assets — Unrealized depreciation on futures contracts	67,910	*
	Net Assets — Unrealized appreciation on swap contracts	21,119	†	Net Assets — Unrealized depreciation on swap contracts	22,050
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	101,508	*	Net Assets — Unrealized depreciation on futures contracts	106,648	*
	Purchased options contracts, at Value	—		Written options contracts, at Value	210,306
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	102,830	*	Net Assets — Unrealized depreciation on futures contracts	50,986	*

Total Derivatives not accounted for as hedging instruments		$539,091			$509,644

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Written Options	Total
Foreign exchange contracts	$807,951	$—	$—	$807,951
Equity contracts	(24,173)	178,425	—	154,252
Interest rate contracts	(539,313)	—	1,475,207	935,894
Commodity contracts	(207,037)	—	—	(207,037)

Total	$37,428	$178,425	$1,475,207	$1,691,060

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Swap Contracts	Written Options	Total
Foreign exchange contracts	$(124,296)	$—	$—	$(124,296)
Equity contracts	13,906	(93,598)	45,286	(34,406)
Interest rate contracts	(57,793)	—	(62,128)	(119,921)
Commodity contracts	59,076	—	—	59,076

Total	$(109,107)	$(93,598)	$(16,842)	$(219,547)

Written option transactions entered into during the year ended October 31, 2015 are summarized as follows:

	Number of Contracts	Premium
Balance as of October 31, 2014	178	$248,208
Written	5,061	6,357,578
Expired	6	(40,488)
Closing buys	(4,986)	(6,356,335)

Balance as of October 31, 2015	259	$208,963

4. Offsetting Assets and Liabilities:

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria:

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OCTOBER 31, 2015

the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2015, the Fund’s financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $225,001 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.10% of average daily net assets of Investor Class Shares of the Fund will be paid to other service providers. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Rothschild Larch Lane Management Company (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 2.50% with respect to Institutional Class Shares and Investor Class Shares of the Fund’s average daily net assets until February 28, 2016 (the “Expense Limitation”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
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OCTOBER 31, 2015

expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of October 31, 2015, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived, to the Adviser were $135,556 expiring in 2017 and $361,441 expiring in 2018.

The Adviser employs a “multi-manager” approach, whereby it selects sub-advisers (the “Sub-Advisers”) that use a variety of alternative investment strategies to manage the Fund’s assets and allocates the Fund’s assets among those Sub-Advisers. The Adviser is responsible for the investment performance of the Fund, since it allocates the Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

As of October 31, 2015, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the Sub-Advisers out of the fee that it receives from the Fund:

Investment Sub-Advisers

Ellington Management Group, L.L.C.

Karya Capital Management LP

Mizuho Alternative Investments, LLC

Winton Capital Management Limited

8. Investment Transactions:

For the year ended October 31, 2015, the Fund made purchases of $16,878,359 and sales of $19,221,210 in investment securities other than long-term U.S. Government and short-term securities. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $128,098,649 and $123,946,709, respectively, for the year ended October 31, 2015. There were no purchases or sales of long term U.S. Government securities.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments for

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
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OCTOBER 31, 2015

foreign currency transactions, net operating loss, investments in passive foreign investment companies, REIT adjustments and dividend expense tax adjustments on short securities.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily attributable to net operating loss which has been classified to/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$1,246,682	$(1,246,682)

These reclassifications have no impact on net assets or net asset value per share.

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,771,931
Undistributed Long-Term Capital Gains	578,064
Unrealized Depreciation	(1,970,600)
Other Temporary Differences	(320,050)

Total Accumulated Losses	$1,059,345

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency, written options and futures) by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$60,903,191	$1,053,172	$(3,145,690)	$(2,092,518)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities sold short held by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$(16,093,602)	$378,398	$(494,843)	$(116,445)

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s Net Asset Value (“NAV”) and ability to meet its investment objective.

COMMODITY-LINKED DERIVATIVES RISK — Investments in commodity- linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

CREDIT RISK — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK — The Fund’s use of futures contracts for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

FOREIGN EXPOSURE/EMERGING MARKETS RISK — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

LEVERAGE RISK — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALE RISK — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

TAX RISK — The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

11. Other:

At October 31, 2015, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Rothschild Larch Lane Alternatives Fund, Institutional Class Shares	1	88%
Rothschild Larch Lane Alternatives Fund, Investor Class Shares	3	81%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2015.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Rothschild Larch Lane Alternatives Fund:

We have audited the accompanying statement of assets and liabilities of Rothschild Larch Lane Alternatives Fund (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2015

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2015 to October 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
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OCTOBER 31, 2015

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Rothschild Larch Lane Alternatives Fund — Institutional Class Shares
Actual Portfolio Return	$1,000.00	$949.50	2.90%	$14.25
Hypothetical 5% Return	1,000.00	1.010.59	2.90	14.69

Rothschild Larch Lane Alternatives Fund — Investor Class Shares
Actual Portfolio Return	$1,000.00	$947.60	3.24%	$15.90
Hypothetical 5% Return	1,000.00	1,008.88	3.24	16.40

*	Expenses are equal to the Funds’ annualized expense ratio, (including dividend and interest expense on short sales), multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	ROTHSCHILD LARCH LANE
ALTERNATIVES FUND
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JON C. HUNT 64 yrs. old	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE 61 yrs. old	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 12 funds in The Advisors’ Inner Circle III Fund.

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OCTOBER 31, 2015

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-755-3863. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of City National Rochdale Funds and O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Member of Independent Committee of Nuveen Commodities Asset Management.

Current Directorships: Independent Director of Victory Funds. Trustee of AXA Premier VIP Trust, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and JP Morgan Active ETFs.

Former Directorships: Director of ICI Mutual Insurance Company to 2013.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
RANDALL S. YANKER 55 yrs. old	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2014)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
ROBERT NESHER 69 yrs. old	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

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Other Directorships Held by Board Members[4]

Current Directorships: Trustee of O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Independent Non-Executive Director of HFA Holdings Limited.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010.

DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 24, 2015 (the “June 2015 Meeting”) to decide whether to approve the following amended and restated sub-advisory agreements with respect to the Fund (the “Amended Sub-Advisory Agreements”) for initial two-year terms: 1) the sub-advisory agreement between the Adviser and Ellington Management Group L.L.C. (“Ellington”); and 2) the sub-advisory agreement between the Adviser and Mizuho Alternative Investment LLC (“Mizuho”) (each of Ellington and Mizuho, a “Sub-Adviser” and, collectively, the “Sub-Advisers”). The Adviser proposed amending its initial sub-advisory agreements with the Sub-Advisers (the “Initial Sub-Advisory Agreements”) to contemplate the Sub-Advisers’ participation in a capital allocation program. The capital allocation program allows the excess cash held by one Fund sub-adviser (“Sub-Adviser A”) to be reallocated to another sub-adviser (“Sub-Adviser B”) at the direction of the Adviser and provides that the Adviser will compensate both Sub-Adviser A and Sub-Adviser B without regard to the amount of excess cash allocated from Sub-Adviser A or allocated to Sub-Adviser B.

At the June 2015 Meeting, the Board reviewed the terms of the Amended Sub-Advisory Agreements reflecting the implementation of the capital allocation program. As part of its analysis of the terms of the Amended Sub-Advisory Agreements, the Board considered a memorandum from the Adviser describing its rationale (a) for the implementation of the capital allocation program, and (b) for not changing the amount of assets for which the Sub-Advisers are compensated for managing to reflect the allocation of the excess cash between Sub-Adviser A and Sub-Adviser B. The Board further took into account that the Adviser, not the Fund, would pay the Sub-Advisers pursuant to the Amended Sub-Advisory Agreements and the fee rate to be paid to the Sub-Advisers was not changing in connection with the Amended Sub-Advisory Agreements. Representatives from the Adviser presented additional information and participated in question and answer sessions at the June 2015 Meeting to help the Trustees evaluate the terms of the Amended Sub-Advisory Agreements. Based on the Board’s deliberations and its

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evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that it was reasonable to take into account the conclusions that the Board made when considering and evaluating the approval of the Initial Sub-Advisory Agreements at a Board meeting held on May 15, 2014 (the “May 2014 Meeting”) as part of its considerations to approve the Amended Sub-Advisory Agreements, including the Board’s conclusion that, within the context of its full deliberations at the May 2014 Meeting, the advisory fees to be paid under the Initial Sub-Advisory Agreements were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s approval of the Initial Sub-Advisory Agreements at the May 2014 Meeting and the conclusions made by the Board when determining to approve the Initial Sub-Advisory Agreements.

In preparation for the May 2014 Meeting, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Initial Sub-Advisory Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the May 2014 Meeting, to help them decide whether to approve the Initial Sub-Advisory Agreements for initial two-year terms.

Specifically, prior to the May 2014 Meeting, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the proposed advisory fees to be paid to the Sub-Advisers and overall fees and operating expenses; (vi) the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers’ investment experience; (ix) the Adviser’s rationale for recommending the Sub-Advisers; and (x) the Sub-Advisers’ performance in managing similar accounts.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer

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sessions at the May 2014 Meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Initial Sub-Advisory Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the May 2014 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Fund, approved the Initial Sub-Advisory Agreements. In considering the approval of the Initial Sub-Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; and (ii) the fees to be paid to the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Fund, including the quality and continuity of the Sub-Advisers’ portfolio management personnel, the resources of the Sub-Advisers, and the Sub-Advisers’ compliance history and compliance program. The Trustees reviewed the terms of the proposed Initial Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers’ proposed investment and risk management approaches for the Fund. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers were provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Fund.

The Trustees also considered other services to be provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers would be satisfactory.

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Costs of Advisory Services

In considering the advisory fees payable by the Adviser to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Sub-Advisers. The Trustees also reviewed pro forma fee and expense information. The Trustees also considered that the Adviser, not the Fund, would pay the Sub-Advisers pursuant to the sub-advisory agreements and that the fee payable to Ellington would reflect an arms-length negotiation between the Adviser and Ellington. The Trustees evaluated both the fees that would be payable under the sub-advisory agreements and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers. The Board also considered the Sub-Advisers’ commitment to managing the Fund.

At the May 2014 Meeting, the Sub-Advisers were new to the Fund and had not managed Fund assets. Therefore, they did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Fund, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the sub-advisory agreements.

Approval of the Amended Sub-Advisory Agreements

At the May 2014 Meeting Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Amended Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Amended Sub-Advisory Agreements for initial terms of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Rothschild Larch Lane Alternatives Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-RLL-FUND

Investment Adviser:

Rothschild Larch Lane Management Company LLC

800 Westchester Ave., S-528

Rye Brook, NY 10573

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RLL-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Lemke, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$211,500	$0	$0	$44,300	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$35,000	$0	$0	$32,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,000	$0	$0	$4,500	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$25,400	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,000 and $4,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.